Mairs and Power
Balanced Fund, Inc.

3rd Quarter Report

September 30, 2006

November 20, 2006

To Our Shareholders:

THIRD QUARTER RESULTS

By most measures, the stock market turned in an outstanding performance during the third quarter, primarily in response to better than expected corporate profit gains. However, most of the strength was concentrated in the largest companies having the biggest market capitalizations. The bond market also turned in a strong performance as inflationary concerns dissipated with lower energy costs and a slowdown in economic growth. The Balanced Fund lagged the performance of most major market indices because of its multi-cap investment approach along with the poor performance of a number of individual common stock issues. The Fund produced a total investment return of 2.5% compared to greater respective returns of 5.4% and 5.7% for the Dow Jones Industrial Average and Standard & Poor’s 500 Stock Index and 3.9% for the Lehman Bros. Gov’t/Corp. Bond Index. The Fund also underperformed its benchmark index (60% S & P 500 and 40% Lehman Bros. Gov’t/Corp. Index) return of 5.0% as well as an average return of 3.7% for a peer group of balanced funds as measured by Lipper.

For the first nine months, The Fund had a total investment return of 7.6% compared to greater returns of 10.9% for the DJIA and 8.5% for the S & P 500 but considerably better than a return of only 2.7% for the Lehman Bros. Gov’t/Corp. Bond Index. The Fund also did better than its benchmark index return of 6.2% as well as the Lipper peer group of balanced funds which produced an average return of 5.7% over the same period.

The overall economy, as measured by Gross Domestic Product, grew at a reduced annual rate of 1.6% (preliminary basis) in the third quarter, largely in response to the slump in housing. However, consumer spending continued to increase at a reasonably healthy 3.1% rate without housing in the picture. Business spending was quite strong as indicated by an 8.6% rate of growth in non-residential fixed investment. Corporate profits grew at a surprisingly strong 15%+ annual rate as a result of continuing productivity gains and somewhat better pricing. This was particularly impressive given the weakness in housing related companies.

Longer term interest rates declined slightly during the third quarter with the Fed on hold and inflationary pressures showing signs of moderating. With energy costs having fallen noticeably from their highs earlier in the year, the GDP’s core personal consumption expenditure deflator actually slipped to 2.4% from 2.8% in the second quarter.

The strength shown by the stock market in the third quarter seemed to be primarily the result of better than expected growth in corporate profits but also reduced inflationary expectations. However, reflecting concerns over the future rate of economic progress, some of the more defensive sectors (financials, health care and telecommunication services) performed the best while the more cyclical sectors (basic industries and energy) performed the worst. Certain high growth sectors, such as technology, also performed very well. Individual holdings within the Fund that performed the best included Sturm, Ruger (+23.8%), Baxter International (+23.7%), Pfizer (+20.8%) and Wyeth (+14.5%) while those that performed worst included Pentair (-23.4%), MTS Systems (-18.1%), Greco (-15.0%) and Murphy Oil (-14.9%). It should be noted that the best performers were mostly all large cap issues while the poorest performers were nearly all small and mid cap issues.

Future Outlook

Aside from the likelihood of continuing weakness in residential housing, the economic outlook over the coming year seems fundamentally sound. The economy, as measured by Gross Domestic Product, is expected to show a growth rate in the 2-3% range or just below the historical rate of slightly above 3%. Growth is expected to be propelled by continuing strength in consumer spending, which accounts for over two thirds of GDP, along with a further improvement in business spending. Consumer spending should be helped by the recent decline in energy prices together with the continuing growth in employment. Business spending should continue to benefit from balance sheet liquidity as well as some catch-up in non-residential construction (structures) which had been lagging up until recently. Export activity is expected to be an additional plus given the promising prospects for international growth. While the future rate of corporate profit growth may slip below the exceptional experience of recent quarters, the growth rate should nevertheless remain at historically high levels.

Given the fact that inflationary pressures have lessened recently, the outlook for interest rates and the bond market has improved noticeably. Unless energy prices resume their upward trend, the outlook for longer term rates appears relatively benign, at least over the near term. At the short end of the yield curve, further Fed action seems likely to be delayed until either the “core” rate of inflation materially changes and/or the rate of economic growth moves out of the moderate range we now project.

With both corporate profit and interest rate trends continuing to be relatively favorable, the outlook for the stock market remains positive. Although stock prices have moved upward in recent months, valuation levels still seem reasonable at less than 16x estimated S & P 500 Index earnings for 2007. While overall market volatility may continue to be relatively low in the months to come, volatility on individual issues could stay high in light of the recent acceleration in merger and buy-out activity.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Co-Manager

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

Fund Performance (unaudited)

Ten years of investment performance (through September 30, 2006)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended September 30, 2006

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	10.01%	8.65%	10.39%	10.98%
S&P 500 Index	10.79%	6.97%	8.59%	11.74%
Composite Index	7.81%	6.54%	8.33%	10.55%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund’s website at www.mairsandpower.com or call (800) 304-7404 for current performance figures.

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Credit Bond Index. The Lehman Brothers Government/Credit Bond Index is composed of high-quality, investment grade U.S. Government and corporate fixed income securities with maturities greater than one year.

Fund Information (unaudited)	September 30, 2006

Portfolio Managers

William B. Frels, lead manager since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison, MBA Finance 1980

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$61.75
Expense Ratio (Jun. 30, 2006)	0.82%
Portfolio Turnover Rate (Jun. 30, 2006)	3.27%
Sales Charge	None (2)
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings
(Percent of Total Net Assets) (1)

3M Co.	3.2%
Emerson Electric Co.	3.0%
Wells Fargo & Co.	2.8%
H. B. Fuller Co.	2.5%
The Valspar Corp.	2.5%
Graco Inc.	2.2%
Pfizer Inc.	1.9%
Schlumberger, Ltd.	1.8%
Merrill Lynch & Co., Inc.	1.8%
ConocoPhillips	1.8%

Portfolio Diversification
(Percent of Total Net Assets)

Fixed Income Securities 35.0%
Federal Agency Obligations	22.5%
Corporate Bonds	11.0%
Asset-Backed Securities	1.1%
Convertible Corporate Bonds	0.2%
Non-Convertible Preferred Stock	0.2%

Common Stock 62.4%
Financial	12.9%
Health Care	8.3%
Technology	7.1%
Energy	6.9%
Basic Industries	6.5%
Capital Goods	5.6%
Consumer Staple	5.4%
Diversified	4.8%
Consumer Cyclical	3.3%
Utilities	1.6%

Short-Term Investments 2.6%*	2.6%
100%

* Represents short-term investments and other assets and liabilities (net).

(1)

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

(2)	Although the Fund is no-load, investment management fees and other expenses still apply.

Schedule of Investments (unaudited)	September 30, 2006

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES 35.0%

	FEDERAL AGENCY OBLIGATIONS 22.5%
$500,000	Federal Farm Credit Bank	5.45%	06/22/15	$493,176
500,000	Federal Farm Credit Bank	6.05%	04/18/16	501,780
500,000	Federal Home Loan Bank	6.00%	07/20/09	500,178
500,000	Federal Home Loan Bank	5.00%	03/28/11	493,814
250,000	Federal Home Loan Bank	5.00%	12/20/11	246,282
500,000	Federal Home Loan Bank	6.00%	05/10/12	500,325
500,000	Federal Home Loan Bank	6.25%	06/28/13	500,595
500,000	Federal Home Loan Bank	6.35%	08/15/13	501,240
250,000	Federal Home Loan Bank	5.44%	12/23/14	246,773
500,000	Federal Home Loan Bank	5.25%	02/17/15	490,676
500,000	Federal Home Loan Bank	5.55%	05/04/15	494,589
500,000	Federal Home Loan Bank	5.60%	08/24/15	494,872
500,000	Federal Home Loan Bank	6.00%	11/16/15	498,475
500,000	Federal Home Loan Bank	6.00%	11/17/15	496,967
500,000	Federal Home Loan Bank	6.10%	03/08/16	498,284
500,000	Federal Home Loan Bank	6.25%	04/25/16	500,533
500,000	Federal Home Loan Bank	5.55%	02/15/18	490,710
300,000	Federal Home Loan Bank	5.70%	02/20/18	295,808
500,000	Federal Home Loan Bank	5.70%	03/23/18	492,885
250,000	Federal Home Loan Bank	5.65%	08/13/18	245,726
500,000	Federal Home Loan Bank	6.00%	07/26/19	495,076
250,000	Federal Home Loan Bank	6.25%	12/29/20	248,392
500,000	Federal Home Loan Bank	5.75%	03/23/22	487,312
500,000	Federal Home Loan Bank	6.00%	08/25/22	492,031
500,000	Federal Home Loan Bank	6.00%	09/01/22	492,005
500,000	Federal Home Loan Mortgage Corp.	6.00%	08/23/13	501,267
500,000	Federal Home Loan Mortgage Corp.	6.00%	04/10/14	499,978
500,000	Federal Home Loan Mortgage Corp.	6.00%	04/04/16	499,505
500,000	Federal Home Loan Mortgage Corp.	6.00%	10/13/20	492,957
500,000	Federal Home Loan Mortgage Corp.	6.00%	10/26/20	490,060
250,000	Federal Home Loan Mortgage Corp.	5.75%	11/15/21	245,184
250,000	Federal Home Loan Mortgage Corp.	6.00%	12/30/22	246,045
500,000	Federal National Mortgage Association	6.00%	09/25/14	500,752
500,000	Federal National Mortgage Association	5.55%	06/08/15	495,090
500,000	Federal National Mortgage Association	5.55%	06/29/15	495,055
500,000	Federal National Mortgage Association	6.00%	02/02/16	498,425
500,000	Federal National Mortgage Association	5.40%	02/23/17	489,914
500,000	Federal National Mortgage Association	5.60%	03/28/17	492,069

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)

	FEDERAL AGENCY OBLIGATIONS (continued)
$250,000	Federal National Mortgage Association	5.50%	04/08/19	$243,890
250,000	Federal National Mortgage Association	5.52%	04/12/19	244,059
250,000	Federal National Mortgage Association	6.00%	05/03/19	248,235
250,000	Federal National Mortgage Association	6.00%	05/24/19	247,900
500,000	Federal National Mortgage Association (f)	5.00%	07/26/19	491,172
250,000	Federal National Mortgage Association	5.63%	08/05/19	244,933
500,000	Federal National Mortgage Association (f)	5.50%	02/10/20	490,847
500,000	Federal National Mortgage Association (f)	5.50%	02/27/20	491,190
500,000	Federal National Mortgage Association	5.50%	02/28/20	486,665
500,000	Federal National Mortgage Association	5.65%	03/09/20	489,304
500,000	Federal National Mortgage Association	5.75%	03/09/20	491,020
500,000	Federal National Mortgage Association	5.75%	03/16/20	490,579
1,000,000	Federal National Mortgage Association	6.00%	04/06/20	994,514
500,000	Federal National Mortgage Association	6.00%	04/28/20	494,697
500,000	Federal National Mortgage Association	6.00%	05/19/20	494,679
500,000	Federal National Mortgage Association	5.81%	06/30/20	491,535
1,000,000	Federal National Mortgage Association	5.75%	07/07/20	980,269
500,000	Federal National Mortgage Association	6.00%	08/10/20	493,930
500,000	Federal National Mortgage Association	6.00%	08/18/20	493,911
500,000	Federal National Mortgage Association	6.00%	08/25/20	491,110
500,000	Federal National Mortgage Association	6.00%	10/13/20	492,056
500,000	Federal National Mortgage Association	6.25%	02/23/21	496,761
400,000	Federal National Mortgage Association	6.00%	08/16/22	393,297
500,000	Federal National Mortgage Association	6.00%	03/21/25	490,728
500,000	Federal National Mortgage Association	6.00%	04/04/25	490,286
500,000	Federal National Mortgage Association	6.00%	06/02/25	490,586
500,000	Federal National Mortgage Association	6.00%	07/11/25	490,543
500,000	Federal National Mortgage Association	6.00%	10/06/25	487,946
				30,571,447
	CORPORATE BONDS 11.0%
	FINANCIAL 5.4%
250,000	Stilwell Financial Inc.	7.00%	11/01/06	250,128
250,000	Ford Motor Credit Co.	6.50%	01/25/07	249,829
250,000	Bankers Trust NY Corp.	6.70%	10/01/07	252,963
248,000	Ford Motor Credit Co.	7.375%	10/28/09	241,007
250,000	General Motors Acceptance Corp.	7.75%	01/19/10	256,161
250,000	General Motors Acceptance Corp.	7.25%	03/02/11	251,429
250,000	Ford Motor Credit Co.	5.30%	04/20/11	210,432

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)

	CORPORATE BONDS (continued)

	FINANCIAL (continued)
$250,000	Household Finance Corp.	6.375%	10/15/11	$261,308
200,000	Ford Motor Credit Co.	7.00%	11/26/11	178,813
250,000	General Motors Acceptance Corp.	7.00%	02/01/12	249,176
250,000	Goldman Sachs Group (a)	8.00%	03/01/13	281,587
250,000	Allstate Corp.	7.50%	06/15/13	278,860
500,000	Harleysville Group	5.75%	07/15/13	487,998
500,000	General Motors Acceptance Corp.	6.75%	12/01/14	488,128
250,000	Security Benefit Life Insurance Co. (a)	8.75%	05/15/16	294,372
250,000	General Motors Acceptance Corp.	7.25%	09/15/17	234,804
250,000	Lincoln National Corp.	7.00%	03/15/18	274,749
500,000	General Electric Capital Corp.	6.35%	05/12/18	510,922
500,000	Provident Cos.	7.00%	07/15/18	514,357
250,000	Berkley (WR) Corp.	6.15%	08/15/19	250,002
250,000	Household Finance Corp.	5.25%	06/15/23	227,999
250,000	Liberty Mutual Insurance Co. (a)	8.50%	05/15/25	295,947
250,000	Provident Cos.	7.25%	03/15/28	255,864
500,000	Farmers Exchange Capital (a)	7.05%	07/15/28	512,472
				7,309,307
	INDUSTRIAL 4.3%
250,000	Goodyear Tire & Rubber Co.	6.625%	12/01/06	250,083
250,000	Sherwin-Williams Co.	6.85%	02/01/07	250,830
250,000	Goodyear Tire & Rubber Co.	8.50%	03/15/07	251,913
350,000	Corning Inc.	6.30%	03/01/09	357,244
500,000	SUPERVALU Inc.	7.875%	08/01/09	518,234
250,000	DaimlerChrysler NA Holding Corp.	7.75%	01/18/11	267,853
250,000	Hertz Corp.	7.40%	03/01/11	240,625
250,000	General Foods Corp.	7.00%	06/15/11	250,225
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	243,125
200,000	Ford Motor Co.	9.50%	09/15/11	194,000
250,000	Bombardier Inc. (a)(e)	6.75%	05/01/12	238,125
250,000	General Motors Corp.	7.125%	07/15/13	219,687
250,000	Willamette Industries	7.125%	07/22/13	270,326
250,000	Maytag Corp.	5.00%	05/15/15	236,088
250,000	Servicemaster Co.	7.10%	03/01/18	267,553
250,000	DaimlerChrysler NA Holding Corp.	5.65%	06/15/18	230,338
350,000	PPG Industries	7.40%	08/15/19	399,682
500,000	Wyeth	6.45%	02/01/24	531,781

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)

	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
$500,000	Toro Co.	7.80%	06/15/27	$568,970
				5,786,682
	UTILITIES 1.3%
250,000	Monongahela Power Co., Inc.	5.00%	10/01/06	250,000
250,000	Xcel Energy Inc.	7.00%	12/01/10	264,992
250,000	TECO Energy, Inc.	7.00%	05/01/12	258,750
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	267,057
250,000	Vectren Utility Holdings, Inc.	5.75%	08/01/18	244,055
250,000	South Jersey Gas Co.	7.125%	10/22/18	273,546
250,000	United Utilities PLC(e)	5.375%	02/01/19	238,324
				1,796,724
	TOTAL CORPORATE BONDS			14,892,713

	ASSET-BACKED SECURITIES 1.1%
	EQUIPMENT LEASES 1.1%
250,000	Continental Airlines	6.32%	11/01/08	251,801
117,353	Delta Air Lines (d)	7.379%	05/18/10	117,494
450,000	Northwest Airlines (d)	6.841%	04/01/11	446,062
250,000	Delta Air Lines (d)	7.111%	09/18/11	250,300
250,000	American Airlines Inc.	7.858%	10/01/11	268,750
204,746	General American Transportation	7.50%	02/28/15	200,242
				1,534,649
	CONVERTIBLE CORPORATE BONDS 0.2%
	UTILITIES 0.2%
251,300	Noram Energy	6.00%	03/15/12	248,787

Number
of Shares
	NON-CONVERTIBLE PREFERRED STOCK 0.2%
	FINANCIAL 0.2%
10,000	St. Paul Capital Trust I	7.60%	254,300

	TOTAL FIXED INCOME SECURITIES (cost $47,148,001)		$47,501,896

Number of
Shares	Security Description	Market Value
	COMMON STOCKS 62.4%

	BASIC INDUSTRIES 6.5%
65,000	Bemis Co., Inc.	$2,135,900
145,000	H. B. Fuller Co.	3,398,800
125,000	The Valspar Corp.	3,325,000
		8,859,700
	CAPITAL GOODS 5.6%
76,000	Graco Inc.	2,968,560
20,000	Ingersoll-Rand Co. Ltd. (e)	759,600
50,000	MTS Systems Corp.	1,617,000
88,000	Pentair, Inc.	2,304,720
		7,649,880
	CONSUMER CYCLICAL 3.3%
65,000	Briggs and Stratton Corp.	1,790,750
15,000	Genuine Parts Co.	646,950
51,000	Home Depot, Inc.	1,849,770
30,000	Sturm, Ruger & Co., Inc. (b)	232,200
		4,519,670
	CONSUMER STAPLE 5.4%
37,000	General Mills, Inc.	2,094,200
12,000	The Hershey Co.	641,400
60,000	Hormel Foods Corp.	2,158,800
25,000	Kimberly-Clark Corp.	1,634,000
25,000	SUPERVALU Inc.	741,250
		7,269,650
	DIVERSIFIED 4.8%
60,000	General Electric Co.	2,118,000
59,000	3M Co.	4,390,780
		6,508,780
	ENERGY 6.9%
25,000	BP p.l.c. ADR (c) (e)	1,639,500
40,000	ConocoPhilips	2,381,200
26,000	Exxon Mobil Corp.	1,744,600
24,000	Murphy Oil Corp.	1,141,200
40,000	Schlumberger, Ltd. (e)	2,481,200
		9,387,700

Number of
Shares	Security Description	Market Value
	COMMON STOCKS (continued)

	FINANCIAL 12.9%
15,000	American Express Co.	$841,200
30,000	Associated Banc-Corp.	975,000
20,000	Bank of America Corp.	1,071,400
45,000	JPMorgan Chase & Co., Inc.	2,113,200
20,000	Lincoln National Corp.	1,241,600
31,000	Merrill Lynch & Co., Inc.	2,424,820
38,000	The St. Paul Travelers Companies, Inc.	1,781,820
50,000	TCF Financial Corp.	1,314,500
55,000	U.S. Bancorp	1,827,100
106,000	Wells Fargo & Co.	3,835,080
		17,425,720
	HEALTH CARE 8.3%
50,000	Baxter International Inc.	2,273,000
50,000	Bristol-Myers Squibb Co.	1,246,000
29,000	Eli Lilly & Co.	1,653,000
26,000	Johnson & Johnson	1,688,440
90,000	Pfizer Inc.	2,552,400
35,000	Wyeth	1,779,400
		11,192,240
	TECHNOLOGY 7.1%
70,000	Corning Inc. (b)	1,708,700
10,000	eFunds Corp. (b)	241,800
49,000	Emerson Electric Co.	4,109,140
57,000	Honeywell International Inc.	2,331,300
15,000	International Business Machines Corp.	1,229,100
		9,620,040
	UTILITIES 1.6%
35,000	Verizon Communications Inc.	1,299,550
40,000	Xcel Energy Inc.	826,000
		2,125,550

	TOTAL COMMON STOCKS (cost $51,140,739)	$84,558,930

Number of
Shares	Security Description	Market Value

	SHORT-TERM INVESTMENTS 2.0%

2,742,568	First American Prime Obligations Fund, Class Z (cost $2,742,568)	$2,742,568

	TOTAL INVESTMENTS 99.4% (cost $101,031,308)	$134,803,394

	OTHER ASSETS AND LIABILITIES (NET) 0.6%	760,037

	TOTAL NET ASSETS 100%	$135,563,431

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund’s Board of Directors. As of September 30, 2006, these securities represented 1.2% of total net assets.

(b)	Non-income-producing
(c)	American Depository Receipt
(d)	Security is in default as of September 30, 2006.
(e)	Foreign security denominated in U.S. dollars.
(f)	Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of September 30, 2006.

See accompanying ‘Notes to Schedule of Investments’.

Notes to Schedule of Investments (unaudited)

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors.  Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day.  For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price.  Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.  Debt obligations exceeding 60 days to maturity are valued by an independent pricing service.  The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system.  When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, securities are valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors.  Factors which may be considered by the Committee in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold.  As of September 30, 2006, no securities in the Fund were valued using this method.

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income taxes

At September 30, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.  Net unrealized appreciation aggregated $33,772,086 of which $34,573,649 represented appreciated investment securities and $801,563 represented depreciated investment securities.

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Mairs and Power Balanced Fund, Inc.

A No-Load Fund

For Shareholder Account Information and Inquiries

Call (800) 304-7404

Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	3rd Floor
P. O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director	Norbert J. Conzemius, Chair & Director
Jon A. Theobald, Chief Compliance Officer & Secretary	Charlton Dietz, Director Bert J. McKasy, Director
Peter G. Robb, Vice-President	Charles M. Osborne, Audit Committee
Lisa J. Hartzell, Treasurer	Chair & Director
Edward C. Stringer, Director